UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 28, 2015 (October 28, 2015)
Date of Report (Date of earliest event reported)

DENTSPLY International Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211	39-1434669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 West Philadelphia Street, York, Pennsylvania		17405-0872
(Address of principal executive offices)		(Zip Code)

(717) 845-7511
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

During the March 31, 2015 quarter, DENTSPLY International Inc. and Subsidiaries ("DENTSPLY" or the "Company") realigned reporting responsibilities for multiple locations among its operating segments to correspond with changes to the management structure. DENTSPLY began to report under the new structure effective with the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2015.

During the June 30, 2015 quarter, the Company adopted new accounting guidance regarding the simplification of the presentation of debt issuance costs. This newly issued accounting guidance requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct reduction from the carrying amount of that debt liability. Adoption of this new guidance results only in changes to the presentation of certain notes in the financial statement and reclassification of certain financial statement line items in the consolidated balance sheets. DENTSPLY began to report under the new accounting guidance effective with the filing of its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2015.

This Current Report on Form 8-K (this “Form 8-K”) updates and supersedes the information in Items 1, 2, 6, 7 and 8 on Form 10-K for the year ended December 31, 2014 (the “2014 10-K”) to reflect retrospective application of the new segments and reclassified historical results to conform to the new presentation and the retrospective application of the new accounting guidance regarding the change in accounting for debt issuance costs for all periods presented. These adjustments had no impact on net income, comprehensive income, cash flows or equity.

Except as specifically provided, the information in this Form 8-K does not reflect any event or development occurring after February 20, 2015, the date the Company filed the 2014 Form 10-K. For a discussion of events and developments subsequent to the filing of the 2014 Form 10-K, please refer to the Company’s Securities and Exchange Commission (“SEC”) filings since that date. In the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015 and June 30, 2015, the Company adjusted the unaudited consolidated financial statements for the three months ended March 31, 2014 and for the three and six months ended June 30, 2014 to reflect the retrospective application of the Company’s new segments and adjusted the December 31, 2014 and March 31, 2015 unaudited consolidated balance sheets for the adoption of the new accounting guidance. Accordingly, DENTSPLY is filing this Form 8-K so that the annual financial statement information for years prior to January 1, 2015 incorporated by reference in any document that the Company has filed or may file from time to time with the SEC would reflect the Company’s realigned reporting responsibilities for multiple locations among its operating segments and adoption of the new accounting guidance.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 1. Business with Retrospective Application of Segments
99.2	Item 2. Properties with Retrospective Application of Segments
99.3	Item 6. Selected Financial Data with Retrospective Application of New Accounting Guidance
99.4	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Application of Segments
99.5	Item 8. Financial Statements and Supplementary Data with Retrospective Application of Segments and New Accounting Guidance
99.6	Item 15. Schedule II Valuation and Qualifying Accounts
101
Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31. 2014 and 2013; (ii) the Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012; (iii) the Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012; (iv) the Consolidated Statements of Equity as of December 31, 2014, 2013 and 2012; (v) the Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012; and (vi) Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY International Inc.

By: /s/Christopher T. Clark
President and
Chief Financial Officer

Date: October 28, 2015